Exhibit 10.2
FOURTH AMENDMENT TO OFFICE LEASE AGREEMENT
     THIS FOURTH AMENDMENT TO OFFICE LEASE AGREEMENT (this “Fourth Amendment”) is made and entered into this 13th day of December, 2001 between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership (“Landlord”), and XYBERNAUT CORPORATION, a Delaware corporation, formerly known as Computer Products and Services, Inc. (“Tenant”), with reference to the following:
RECITALS
     A. Pursuant to the terms of that certain Office Lease Agreement dated November 1, 1994 (the “Original Lease”), as amended by (i) that certain First Amendment to Office Lease Agreement dated July 1, 1997 (the “First Amendment”); (ii) that certain Second Amendment to Office Lease Agreement dated April 30, 1998 (the “Second Amendment”); and (iii) that certain Third Amendment to Office Lease Agreement dated July 28, 1998 (the “Third Amendment”), (the Original Lease, First Amendment, Second Amendment and Third Amendment are hereinafter collectively referred to as the “Lease”), by and between Landlord and Tenant, Landlord has leased to Tenant certain premises, more particularly described therein. All capitalized terms used in this Fourth Amendment shall, unless defined herein, have the same meaning and definition as used in the Lease.
     B. Landlord and Tenant have agreed to amend certain terms and provisions of the Lease.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
     1. Commencing as of October 1, 2001 (the “Fourth Amendment Commencement Date”), Landlord and Tenant hereby agree to expand the Premises by adding an additional 3, 350 square feet of Rentable Area located on the first (1st) floor of the Building, more commonly known as Suite 160 (the “Fourth Amendment Space”), as the same is more fully described and set forth on Exhibit “A” attached hereto and made a part hereof and made a part hereof by this reference. Tenant shall continue to lease the existing Premises comprised of 1,654 square feet of Rentable Area on the first floor, Suite 155, and 11,305 square feet on Rentable Area on the fifth floor, Suite 550. The Expiration Date with respect to the Fourth Amendment Space shall be the Expiration Date as defined in the Lease, which is acknowledged to be September 30, 2003.
     2. The Base Rent for the Fourth Amendment Space shall be the Adjusted Rent on a per square foot basis in effect under the Lease as of October 1, 2001, for Suite 550, subject to adjustment pursuant to Section 3.02 of the Lease as modified by the Third Amendment, multiplied by the square feet of rentable area comprising the Fourth

Amendment Space. The Adjusted Rent as of October 1, 2001 is acknowledged to be $26.89 per square foot. In addition to the Adjusted Rent as regards the Fourth Amendment Space, Tenant shall pay as Additional Rent it’s proportionate share of Operating Expenses and Real Estate Taxes as set forth in the Lease. As of the Fourth Amendment Commencement Date, Tenant’s proportionate share of Operating Expenses and Real Estate Taxes are $1.03 and $0.19, respectively, per square foot of Rentable Area in the Premises, subject to adjustment pursuant to Sections 4.01 and 4.02 of the Lease.
     3. Tenant agrees to accept the Premises in its “as is” and “where is” condition, and Landlord shall have no obligation to make any improvements or modifications to the Premises, including, without limitation, the Fourth Amendment Space.
     4. From and after the Fourth Amendment Commencement Date, the following terms shall have the following meanings:
          (a) Rentable Area of the Premises: 16,309 square feet (5,004 square feet located on the first (1st) floor, and 11,305 square feet located on the fifth (5th) floor if the Building as the same is more particularly shown on Exhibit “A” attached hereto and made a part hereof.
          (b) Rentable Area of the Building: 253,392 square feet
          (c) Rentable Area of the Premises: 16,309 square feet
          (d) Tenant’s Proportionate Share: 6.44%
     5. Except as expressly modified by this Fourth Amendment, the Lease remains unchanged and in full force and effect.
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     IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment as of the day and year first above written.

LANDLORD:

HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership

By:	FAIR LAKES HYATT LIMITED PARTNERSHIP, a Virginia limited partnership, its general partner

	By:	Fair Lakes of Virginia, Inc., a Virginia corporation, its general partner

	By: Name: Title:	/s/ James W. Todd James W. Todd Vice President

TENANT:

XYBERNAUT CORPORATION, formerly known as Computer Products and Services, Inc., a Delaware corporation

By:	/s/ Edward G. Newman

Name:	Edward G. Newman

Title:	President

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